Exhibit 1


                            AGREEMENT OF JOINT FILING

      Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, par value $0.01 per share, of Syntellect Inc., a Delaware corporation. The undersigned hereby further agree that this statement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

Dated: as of September 4, 2001   WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                 By:Wynnefield Capital Management, LLC,
                                    General Partner

                                 By:/s/Nelson Obus
                                    --------------------------------------------
                                       Nelson Obus, Co-Managing Member

                                 WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                 By:Wynnefield Capital Management, LLC,
                                    General Partner

                                 By:/s/Nelson Obus
                                    --------------------------------------------
                                       Nelson Obus, Co-Managing Member

                                 WYNNEFIELD  SMALL  CAP VALUE  OFFSHORE  FUND,
                                 LTD.

                                 By:Wynnefield Capital, Inc.


                                 By:/s/Nelson Obus
                                    --------------------------------------------
                                       Nelson Obus, President

                                 WYNNEFIELD CAPITAL MANAGEMENT, L.L.C.


                                 By:/s/Nelson Obus
                                    --------------------------------------------
                                       Nelson Obus, Co-Managing Member

                                 WYNNEFIELD CAPITAL, INC.


                                 By:/s/Nelson Obus
                                    --------------------------------------------
                                       Nelson Obus, President